Exhibit 99.1

United States Bankruptcy Court
District of Delaware

In re	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period: March-06

Monthly Operating Report
File report and attachments with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation (or copies of Debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	4/25/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	March 31, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	15,636,496	—			15,636,496	14,246,059	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	10,705,851				10,705,851	11,100,000	385,555,746	352,961,238
Interest Income/Other Income	430,106				430,106	—	12,047,346	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(3,170,352)	3,170,352			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,965,604	3,170,352	—	—	11,135,957	11,100,000	443,905,491	354,182,238

Disbursements
Gross Payroll/Payroll Taxes		3,170,352			3,170,352	2,697,500	71,637,348	65,303,245
Sales, Use & Other Taxes	202,870				202,870		1,787,749	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	195,665				195,665		3,078,268	—
Insurance/Payroll WH paid from operating accounts	31,045				31,045	205,000	416,452	372,800
Marketing					—		—	—
Property Mainenance/Utilites					—		—	—
Other (Attach List)	1,691,645				1,691,645	2,168,215	72,351,070	71,559,174
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,112,103				6,112,103	5,670,000	190,845,590	190,734,823
					—		—
Deposits to Lenders	25,526				25,526		75,211,029	2,500,000
Professional fees - Carve-out	637,109				637,109	1,000,000	34,110,579	28,871,526
US Trustee Quarterly Fees	—				—	—	731,301	638,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	8,895,964	3,170,352	—	—	12,066,316	11,740,715	450,169,386	359,979,818

Net Cash Flow (Receipts less Disbursements)	(930,359)	—	—	—	(930,359)	(640,715)	(6,263,895)	(5,797,580)

Cash - End of Month	14,706,137	—	—	—	14,706,137	13,605,344	14,706,176	13,605,344

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 3/3	BUDGET 3/10	BUDGET 3/17	BUDGET 3/24	BUDGET 3/31	BUDGET MONTH MARCH
Beginning Cash	$14,246,059	$14,788,634	$14,700,859	$13,815,144	$13,903,019	$14,246,059
Cash Receipts
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	3,050,000	2,000,000	2,050,000	1,600,000	1,950,000	10,650,000
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	450,000	—	450,000
	—	—	—	—	—	—

Total Cash Receipts	3,050,000	2,000,000	2,050,000	2,050,000	1,950,000	11,100,000

						—
						—
Cash Disbursements						—
Loan Proceeds Checks	990,000	1,020,000	1,030,000	1,200,000	1,150,000	5,390,000
Expenses related to Loans	73,000	47,000	55,000	53,000	52,000	280,000
Expenses related to TIG	—	—	—	—	—	—

Total Cash Disbursements	1,063,000	1,067,000	1,085,000	1,253,000	1,202,000	5,670,000

						—

NET CASH RECEIPTS	1,987,000	933,000	965,000	797,000	748,000	5,430,000

						—
CASH DISBURSEMENTS:						—
						—
Operating Cash Disbursements						—
						—
Advertising	20,000	10,000	30,000	10,000	10,000	80,000
Bank Charges	—	25,000	70	—	—	25,070
Claims Funding*	41,500	51,500	31,500	31,500	41,500	197,500
Company Auto	1,000	10,000	1,020	1,000	1,000	14,020
Computer Costs	10,000	5,000	500	10,000	—	25,500
Dues And Subscriptions	—	1,000	—	4,000	—	5,000
Employee Reimbursements - collections exp	750	750	750	750	—	3,000
Equipment Rental	—	5,000	—	—	—	5,000
Fixed Assets	10,000	10,000	40,000	—	10,000	70,000
Forms & Printing	30,000	150	—	30,000	—	60,150
Insurance	1,200	30,500	10,300	—	—	42,000
Meals & Entertainment	25,000	20,050	25,000	—	—	70,050
Miscellaneous	10,750	750	750	750	750	13,750
Office Expense	750	5,750	5,500	5,500	500	18,000
Postage	15,125	10,125	15,125	10,125	10,125	60,625
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	7,500	25,000	100,000	—	—	132,500
Professional Fees-Ordinary Course	15,000	25,000	15,000	15,000	15,000	85,000
Rent	1,200	15,000	—	190,000	4,300	210,500
Repairs & Maintenance	5,150	5,000	5,000	5,000	5,000	25,150
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	5,000	10,000	—	—	15,000
Taxes & Licenses	15,500	15,000	—	10,500	—	41,000
Telephone	30,200	1,200	10,200	60,000	20,000	121,600
Temporary Agency Staff	7,500	—	5,000	—	5,000	17,500
Board of Directors	3,500	—	—	—	—	3,500
Travel	30,000	20,000	20,000	—	—	70,000
Utilities	20,800	12,000	8,000	8,000	8,000	56,800

Total Operating Cash Disbursements	302,425	308,775	333,715	392,125	131,175	1,468,215

						—
						—
Other Items						—
						—
Interest to Finova	—	—	340,000	—	—	340,000
Payroll Paid TTG	25,000	—	25,000	—	25,000	75,000
Payroll Paid SMC	700,000	200,000	940,000	105,000	675,000	2,620,000
401K	—	—	—	—	2,500	2,500
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	205,000	—	—	—	—	205,000
Credit Insurance Carrier	—	280,000	—	—	—	280,000
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	20,000	—	—	—	20,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	200,000	1,000,000

Total Other Items	1,142,000	712,000	1,517,000	317,000	914,500	4,602,500

						—
Cash from Operations						—
Total Collections	3,050,000	2,000,000	2,050,000	2,050,000	1,950,000	11,100,000
Total Disbursements	2,295,425	1,875,775	2,723,715	1,750,125	2,035,675	10,680,715

Net Cash from Operations	754,575	124,225	(673,715)	299,875	(85,675)	419,285

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(212,000)	(1,060,000)

Net Change in Cash	542,575	(87,775)	(885,715)	87,875	(297,675)	(640,715)

Adjustment due to New Budget Period						—

Ending Cash	14,788,634	14,700,859	13,815,144	13,903,019	13,605,344	13,605,344

THAXTON MONTHLY OPERATING REPORT - March 2006

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for March-06	JOINTLY ADMINISTERED
	HOLDING COMPANY	HOLDING COMPANY	HOLDING GOMPANY

	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	15,636,496.24	14,865,726.99	—		772,390.61	(1,621.36)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	10,705,851.00	—			10,705,851.00	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	430,105.55	429,426.87			221.75	456.93
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	11,135,956.55	429,426.87	—	—	10,706,072.75	456.93

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	396,553.27			(405,919.85)	9,366.58
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	11,135,956.55	825,980.14	—	—	10,300,152.90	9,823.51

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	5,833,909.79	—			5,833,909.79	—
Expenses related to Loans\Thaxton Insurance Group	278,193.33	—			278,242.08	(48.75)

Subtotal - Loans	6,112,103.12	—	—		6,112,151.87	(48.75)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	43,473.88	—			43,473.88	—
Bank Charges	153.16	126.16			27.00	—
Claims Funding*	149,052.20	—			149,052.20	—
Company Auto	13,471.57	—			13,471.57	—
Computer Costs	43,867.69	35,566.82			7,959.87	341.00
Dues And Subscriptions	300.00	—			300.00	—
Equipment Rental	3,658.02	—			3,658.02	—
Fixed Assets	110,441.45	—			110,441.45	—
Forms & Printing	78,375.35	—			78,375.35	—
Insurance	31,044.69	(4,323.09)			35,367.78	—
Meals & Entertainment	10,772.51	—			10,772.51	—
Miscellaneous	25,122.26	20,771.63			4,350.63	—
Office Expense	12,057.20	884.59			11,172.61	—
Postage	37,985.59	117.65			37,790.08	77.86
Prepaid Software ABS	23,724.44	—			23,724.44	—
Professional Fees-Ordinary Course	56,914.86	51,893.09			4,585.27	436.50
Rent	195,665.27	4,446.00			191,981.77	(762.50)
Repairs & Maintenance	19,626.53	559.84			19,066.69	—
Seminars & Meetings	4,627.66	—			4,627.66	—
Taxes & Licenses	202,870.03	183,535.17			19,334.86	—
Telephone	82,948.87	1,418.44			84,704.93	(3,174.50)
Travel	43,654.04	—			43,654.04	—
Utilities	47,652.22	327.58			47,196.99	127.65
Interest to Finova	338,984.80	338,984.80			—	—
Payroll Paid TTG	49,663.26	36,837.01			—	12,826.25
Payroll Paid SMC	3,120,688.83	—			3,120,688.83	—
Restructuring Officer	60,000.00	60,000.00			—	—
Insurance Renewal	189,628.69	187,832.00			1,796.69	—
Credit Insurance Payments	244,762.42	—			244,762.42	—
Deposit to Lender	25,525.78	25,525.78			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	637,109.48	637,109.48			—	—
Other	49,879.98	2,534.94			47,345.04	—

Total Other Cash Disbursements	5,954,212.73	1,584,147.89	—		4,360,192.58	9,872.26

					—	—

TOTAL ALL CASH DISBURSEMENTS	12,066,315.85	1,584,147.89	—		10,472,344.45	9,823.51

	14,706,136.94	14,107,559.24	—		600,199.06	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	14,706,136.94	14,107,559.24			600,199.06	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 4/25/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	15,636,496.24		—	15,636,496.24

TICO Cash Collected	—	—	—	—
SM Cash Collected	10,705,851.00	—	—	10,705,851.00
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	430,105.55	—	—	430,105.55
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	11,135,956.55	—	—	11,135,956.55

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,170,352.09)	3,170,352.09	—	0.00
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	7,965,604.46	3,170,352.09	—	11,135,956.55

Cash Disbursements - Loans
Loan Proceeds Checks	5,833,909.79			5,833,909.79
Expenses related to Loans\Thaxton Insurance Group	278,193.33			278,193.33

Subtotal - Loans	6,112,103.12	—	—	6,112,103.12

	—
Cash Disbursements - Other	—
Advertising	43,473.88		—	43,473.88
Bank Charges	153.16	—	—	153.16
Claims Funding*	149,052.20		—	149,052.20
Company Auto	13,471.57	—	—	13,471.57
Computer Costs	43,867.69	—	—	43,867.69
Dues And Subscriptions	300.00	—	—	300.00
Equipment Rental	3,658.02	—	—	3,658.02
Fixed Assets	110,441.45	—	—	110,441.45
Forms & Printing	78,375.35	—	—	78,375.35
Insurance	31,044.69	—	—	31,044.69
Meals & Entertainment	10,772.51	—	—	10,772.51
Miscellaneous	25,122.26	—	—	25,122.26
Office Expense	12,057.20	—	—	12,057.20
Postage	37,985.59	—	—	37,985.59
Prepaid Software ABS	23,724.44	—	—	23,724.44
Professional Fees-Ordinary Course	56,914.86	—	—	56,914.86
Rent	195,665.27	—	—	195,665.27
Repairs & Maintenance	19,626.53	—	—	19,626.53
Seminars & Meetings	4,627.66	—	—	4,627.66
Taxes & Licenses	202,870.03	—	—	202,870.03
Telephone	82,948.87	—	—	82,948.87
Travel	43,654.04	—	—	43,654.04
Utilities	47,652.22	—	—	47,652.22
Interest to Finova	338,984.80	—	—	338,984.80
Payroll Paid TTG	—	49,663.26	—	49,663.26
Payroll Paid SMC	—	3,120,688.83	—	3,120,688.83
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	189,628.69	—	—	189,628.69
Credit Insurance Payments	244,762.42	—	—	244,762.42
Deposit to Lender	25,525.78	—	—	25,525.78
US Trustee	—	—	—	—
Bankruptcy Professionals	637,109.48	—	—	637,109.48
Other	49,879.98	—	—	49,879.98

Total Other Cash Disbursements	2,783,860.64	3,170,352.09	—	5,954,212.73

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,895,963.76	3,170,352.09	—	12,066,315.85

	14,706,136.94	—	—	14,706,136.94

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,584,147.89
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	1,584,147.89

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for March-06	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	14,865,726.99	—	10,808,426.42	385,248.45	3,672,052.12	—	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	429,426.87	—	19,547.44		409,879.43	—	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	429,426.87	—	19,547.44	—	409,879.43	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	396,553.27	—	1,000,000.00	—	(640,283.74)	36,837.01	—
	—
	—					—

Total Cash receipts	825,980.14	—	1,019,547.44	—	(230,404.31)	36,837.01	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	126.16		63.08	—	63.08	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	35,566.82				35,566.82
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(4,323.09)				(4,323.09)
Meals & Entertainment	—				—
Miscellaneous	20,771.63				20,771.63
Office Expense	884.59				884.59
Postage	117.65				117.65
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	51,893.09				51,893.09
Rent	4,446.00				4,446.00
Repairs & Maintenance	559.84				559.84
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	183,535.17				183,535.17
Telephone	1,418.44				1,418.44
Temporary Agency Staff	—				—
Travel	—
Utilities	327.58				327.58
Interest to Finova	338,984.80				338,984.80
Payroll Paid TTG	36,837.01					36,837.01
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	187,832.00				187,832.00
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	25,525.78				25,525.78
US Trustee	—
Bankruptcy Professionals	637,109.48				637,109.48
Other	2,534.94				2,534.94

Total Other Cash Disbursements	1,584,147.89	—	63.08	—	1,547,247.80	36,837.01	—

TOTAL ALL CASH DISBURSEMENTS	1,584,147.89	—	63.08	—	1,547,247.80	36,837.01	—

	14,107,559.24	—	11,827,910.78	385,248.45	1,894,400.01	—	—

Book Balance per bank rec.	14,107,559.24	—	11,827,910.78	385,248.45	1,894,400.01	—	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	14,865,726.99	—	—	14,865,726.99

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	429,426.87	—	—	429,426.87
Proceeds from the sales of the TICO Assets

SUBTOTAL	429,426.87	—	—	429,426.87

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	359,716.26	36,837.01	—	396,553.27
			—	—
	—	—	—	—

Total Cash receipts	789,143.13	36,837.01	—	825,980.14

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	126.16	—	—	126.16
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	35,566.82	—	—	35,566.82
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(4,323.09)	—	—	(4,323.09)
Meals & Entertainment	—	—	—	—
Miscellaneous	20,771.63	—	—	20,771.63
Office Expense	884.59	—	—	884.59
Postage	117.65	—	—	117.65
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	51,893.09	—	—	51,893.09
Rent	4,446.00	—	—	4,446.00
Repairs & Maintenance	559.84	—	—	559.84
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	183,535.17	—	—	183,535.17
Telephone	1,418.44	—	—	1,418.44
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	327.58	—	—	327.58
Interest to Finova	338,984.80	—	—	338,984.80
Payroll Paid TTG	—	36,837.01	—	36,837.01
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	187,832.00	—	—	187,832.00
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	25,525.78	—	—	25,525.78
US Trustee	—	—	—	—
Bankruptcy Professionals	637,109.48	—	—	637,109.48
Other	2,534.94	—	—	2,534.94

Total Other Cash Disbursements	1,547,310.88	36,837.01	—	1,584,147.89

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,547,310.88	36,837.01	—	1,584,147.89

	14,107,559.24	—	—	14,107,559.24

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for March-06
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for March-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for March-06
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for March-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for March-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for March-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	March-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-OH 03-13200	TICO-SC 03-13191	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	(0.00)	—	(1,621.36)

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	456.93	431.93	25.00	—	—

SUBTOTAL	456.93	431.93	25.00	—	—

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,366.58	(431.93)	(25.00)	(3,174.50)	12,998.01
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	9,823.51	—	—	(3,174.50)	12,998.01

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	(48.75)	—	—	—	(48.75)

Subtotal - Loans	(48.75)	—	—	—	(48.75)

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	341.00	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	77.86	—	—	—	77.86
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	436.50	—	—	—	436.50
Rent	(762.50)	—	—	—	(762.50)
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	(3,174.50)	—	—	(3,174.50)	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	127.65	—	—	—	127.65
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	12,826.25	—	—	—	12,826.25
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	9,872.26	—	—	(3,174.50)	13,046.76

TOTAL ALL CASH DISBURSEMENTS	9,823.51	—	—	(3,174.50)	12,998.01

		—	—	—	—

	(1,621.36)	—	(0.00)	—	(1,621.36)

		—	—	—	—
Book Balance per bank rec.	(1,621.36)	—	(0.00)	—	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	456.93	—	—	456.93

SUBTOTAL	456.93	—	—	456.93

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,459.67)	12,826.25	—	9,366.58
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(3,002.74)	12,826.25	—	9,823.51	—

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(48.75)			(48.75)

Subtotal - Loans	(48.75)			(48.75)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	77.86	—	—	77.86
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	436.50	—	—	436.50
Rent	(762.50)	—	—	(762.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	(3,174.50)	—	—	(3,174.50)
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	127.65	—	—	127.65
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	12,826.25	—	12,826.25
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(2,953.99)	12,826.25	—	9,872.26

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(3,002.74)	12,826.25	—	9,823.51

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for March-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—							(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,002.74)	—	—	—	—	—	—	(3,174.50)	—	171.76	(3,002.74)	—	—	(3,002.74)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(3,002.74)	—	—	—	—	—	—	(3,174.50)	—	171.76	(3,002.74)	—	—	(3,002.74)	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(48.75)									(48.75)	(48.75)			(48.75)

Subtotal -Loans	(48.75)	—	—	—	—	—	—	—	—	(48.75)	(48.75)			(48.75)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	77.86									77.86	77.86	—	—	77.86
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	436.50									436.50	436.50	—	—	436.50
Rent	(762.50)									(762.50)	(762.50)	—	—	(762.50)
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	(3,174.50)							(3,174.50)			(3,174.50)	—	—	(3,174.50)
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	127.65									127.65	127.65	—	—	127.65
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(2,953.99)	—	—	—	—	—	—	(3,174.50)	—	220.51	(2,953.99)	—	—	(2,953.99)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(3,002.74)	—	—	—	—	—	—	(3,174.50)	—	171.76	(3,002.74)	—	—	(3,002.74)

			—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	—	—	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)		—							(1,621.36)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	12,998.01
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$12,998.01

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for March-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	12,998.01	171.76	12,826.25		171.76	12,826.25	—	12,998.01
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	12,998.01	171.76	12,826.25	—	171.76	12,826.25	—	12,998.01

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	(48.75)	(48.75)			(48.75)			(48.75)

Subtotal - Loans	(48.75)	(48.75)	—		(48.75)	—	—	(48.75)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp		—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	77.86	77.86			77.86	—	—	77.86
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	436.50	436.50			436.50	—	—	436.50
Rent	(762.50)	(762.50)			(762.50)	—	—	(762.50)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	127.65	127.65			127.65	—	—	127.65
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	12,826.25	—	12,826.25		—	12,826.25	—	12,826.25
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	13,046.76	220.51	12,826.25	—	220.51	12,826.25	—	13,046.76

TOTAL ALL CASH DISBURSEMENTS	12,998.01	171.76	12,826.25	—	171.76	12,826.25	—	12,998.01

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for March-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	(3,174.50)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$(3,174.50)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for March-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,174.50)	(3,174.50)	—		(3,174.50)	—	—	(3,174.50)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(3,174.50)	(3,174.50)	—	—	(3,174.50)	—	—	(3,174.50)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(3,174.50)	(3,174.50)			(3,174.50)	—	—	(3,174.50)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	(3,174.50)	(3,174.50)	—	—	(3,174.50)	—	—	(3,174.50)

							—	—

TOTAL ALL CASH DISBURSEMENTS	(3,174.50)	(3,174.50)	—	—	(3,174.50)	—	—	(3,174.50)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for March-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for March-06
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for March-06
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for March-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for March-06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	25.00	25.00			25.00	—	—	25.00

SUBTOTAL	25.00	25.00	—	—	25.00	—	—	25.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(25.00)	(25.00)	—		(25.00)	—	—	(25.00)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for March-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for March-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	431.93	431.93		431.93	—	—	431.93

SUBTOTAL	431.93	431.93	—	431.93	—	—	431.93

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(431.93)	(431.93)		(431.93)	—	—	(431.93)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for March-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for March-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for March-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for March-06
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for March-06
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company -all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for March-06
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03- 13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03- 13205	Operating	Payroll	Other	Total
Beginning Cash Position	772,390.61	57,952.66	425,522.24	686,881.70	20,366.97	—	79,145.68	(497,478.64)	772,390.61	—	—	772,390.61

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,705,851.00	417,123.69	2,976,284.82	2,503,366.67	1,247,601.36	1,342,912.15	1,072,342.24	1,146,220.07	10,705,851.00	—	—	10,705,851.00
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	221.75	—	—	—	—	—	—	221.75	221.75	—	—	221.75

SUBTOTAL	10,706,072.75	417,123.69	2,976,284.82	2,503,366.67	1,247,601.36	1,342,912.15	1,072,342.24	1,146,441.82	10,706,072.75	—	—	10,706,072.75

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(405,919.85)	46,716.84	(724,218.50)	246,794.34	255,072.31	220,066.80	94,809.27	(545,160.91)	(3,526,608.68)	3,120,688.83	—	(405,919.85)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,300,152.90	463,840.53	2,252,066.32	2,750,161.01	1,502,673.67	1,562,978.95	1,167,151.51	601,280.91	7,179,464.07	3,120,688.83	—	10,300,152.90

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,833,909.79	250,476.49	1,667,365.34	1,564,609.13	762,508.09	888,318.65	700,632.09	—	5,833,909.79			5,833,909.79
Expenses related to Loans	278,242.08	15,489.05	63,891.95	82,000.28	45,379.88	40,534.84	30,873.07	73.01	278,242.08			278,242.08

Subtotal - Loans	6,112,151.87	265,965.54	1,731,257.29	1,646,609.41	807,887.97	928,853.49	731,505.16	73.01	6,112,151.87			6,112,151.87

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	43,473.88	1,439.31	7,124.49	8,512.31	3,028.25	3,495.74	3,042.84	16,830.94	43,473.88			43,473.88
Bank Charges	27.00	—	—	—	—	—	—	27.00	27.00	—	—	27.00
Claims Funding*	149,052.20	1,184.11	46,005.01	16,158.23	7,511.69	54,967.79	16,900.87	6,324.50	149,052.20			149,052.20
Company Auto	13,471.57	216.25	2,360.33	158.96	1,935.70	3,608.10	573.16	4,619.07	13,471.57	—	—	13,471.57
Computer Costs	7,959.87	520.80	1,565.28	979.98	252.53	335.35	501.77	3,804.16	7,959.87	—	—	7,959.87
Dues And Subscriptions	300.00	—	—	—	—	—	300.00	—	300.00	—	—	300.00
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,658.02	—	—	—	—	—	—	3,658.02	3,658.02	—	—	3,658.02
Fixed Assets	110,441.45	14,434.63	1,566.28	3,457.25	30,740.60	11,834.71	—	48,407.98	110,441.45	—	—	110,441.45
Forms & Printing	78,375.35	2,359.52	15,274.05	12,938.93	6,296.31	5,627.61	5,192.40	30,686.53	78,375.35	—	—	78,375.35
Insurance	35,367.78	1,260.56	10,961.54	7,982.07	4,605.61	5,328.27	3,284.85	1,944.88	35,367.78	—	—	35,367.78
Meals & Entertainment	10,772.51	288.52	2,803.10	623.84	1,133.44	2,750.96	662.28	2,510.37	10,772.51	—	—	10,772.51
Miscellaneous	4,350.63	208.10	1,065.88	1,236.83	883.06	251.20	356.43	349.13	4,350.63	—	—	4,350.63
Office Expense	11,172.61	559.00	2,146.17	476.90	566.22	1,254.33	231.94	5,938.05	11,172.61	—	—	11,172.61
Postage	37,790.08	1,198.18	8,616.43	8,964.00	4,730.15	5,210.02	2,223.50	6,847.80	37,790.08	—	—	37,790.08
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	23,724.44	—	—	—	—	—	—	23,724.44	23,724.44	—	—	23,724.44
Professional Fees-Ordinary Course	4,585.27	—	25.00	—	—	—	—	4,560.27	4,585.27	—	—	4,585.27
Rent	191,981.77	9,724.77	58,823.77	39,176.78	23,876.77	20,848.58	24,229.69	15,301.41	191,981.77	—	—	191,981.77
Repairs & Maintenance	19,066.69	939.86	5,208.83	4,286.92	2,360.19	3,788.32	1,736.40	746.17	19,066.69	—	—	19,066.69
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	4,627.66	—	—	472.20	326.51	—	—	3,828.95	4,627.66	—	—	4,627.66
Taxes & Licenses	19,334.86	10.00	—	7,095.61	6,187.17	5,082.74	26.00	933.34	19,334.86	—	—	19,334.86
Telephone	84,704.93	3,628.83	23,103.46	18,957.48	10,950.24	8,153.75	10,439.63	9,471.54	84,704.93	—	—	84,704.93
Temporary Agency Staff	510.00	—	510.00	—	—	—	—	—	510.00	—	—	510.00
Travel	43,654.04	2,933.34	3,229.41	648.70	1,650.72	782.73	2,101.92	32,307.22	43,654.04	—	—	43,654.04
Utilities	47,196.99	2,707.61	14,242.01	10,054.70	7,784.26	6,019.20	6,389.21	—	47,196.99	—	—	47,196.99
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	3,120,688.83	148,545.16	420,681.26	932,888.73	475,649.06	440,373.72	352,845.56	349,705.34	—	3,120,688.83	—	3,120,688.83
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	1,796.69	—	—	1,539.00	—	223.94	—	33.75	1,796.69	—	—	1,796.69
Credit Insurance Payments	244,762.42	—	—	92,288.22	101,827.91	50,646.29	—	—	244,762.42	—	—	244,762.42
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	47,345.04	2,521.55	17,748.43	7,882.15	4,097.77	3,542.11	1,569.90	9,983.13	47,345.04	—	—	47,345.04

Total Other Cash Disbursements	4,360,192.58	194,680.10	643,060.73	1,176,779.79	696,394.16	634,125.46	432,608.35	582,543.99	1,239,503.75	3,120,688.83	—	4,360,192.58

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,472,344.45	460,645.64	2,374,318.02	2,823,389.20	1,504,282.13	1,562,978.95	1,164,113.51	582,617.00	7,351,655.62	3,120,688.83	—	10,472,344.45

			—

	600,199.06	61,147.55	303,270.54	613,653.51	18,758.51	—	82,183.68	(478,814.73)	600,199.06	—	—	600,199.06

Book Balance per bank rec.	600,199.06	61,147.55	303,270.54	613,653.51	18,758.51	—	82,183.68	(478,814.73)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for March-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(1,006,322.72)	—	—	—	—	—			(1,006,322.72)

	—
TICO Cash Collected	—
SM Cash Collected	23,589.49							23,589.49
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	23,589.49	—	—	—	—	—	—	23,589.49	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	10,100,305.44	420,898.90	2,706,689.13	2,481,613.64	1,321,445.81	1,404,618.75	1,049,572.97	76,208.95	639,257.29
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	10,123,894.93	420,898.90	2,706,689.13	2,481,613.64	1,321,445.81	1,404,618.75	1,049,572.97	99,798.44	639,257.29

Cash Disbursements - Loans
Loan Proceeds Checks	5,870,009.92	250,476.49	1,667,365.34	1,564,609.13	762,508.09	888,318.65	700,632.09	36,100.13
Expenses related to Loans	279,667.12	15,489.05	63,891.95	82,000.28	45,379.88	40,534.84	30,873.07	1,425.04	73.01

Subtotal - Loans	6,149,677.04	265,965.54	1,731,257.29	1,646,609.41	807,887.97	928,853.49	731,505.16	37,525.17	73.01

Cash Disbursements - Other
Advertising	43,611.89	1,439.31	7,124.49	8,512.31	3,028.25	3,495.74	3,042.84	138.01	16,830.94
Bank Charges	27.00								27.00
Claims Funding*	149,052.20	1,184.11	46,005.01	16,158.23	7,511.69	54,967.79	16,900.87		6,324.50
Company Auto	13,562.57	216.25	2,360.33	158.96	1,935.70	3,608.10	573.16	91.00	4,619.07
Computer Costs	7,959.87	520.80	1,565.28	979.98	252.53	335.35	501.77		3,804.16
Dues And Subscriptions	300.00						300.00
Employee Reimbursements - collections exp	—
Equipment Rental	3,658.02								3,658.02
Fixed Assets	115,263.58	14,434.63	1,566.28	3,457.25	30,740.60	11,834.71		4,822.13	48,407.98
Forms & Printing	78,658.39	2,359.52	15,274.05	12,938.93	6,296.31	5,627.61	5,192.40	283.04	30,686.53
Insurance	35,390.00	1,260.56	10,961.54	7,982.07	4,605.61	5,328.27	3,284.85	22.22	1,944.88
Meals & Entertainment	11,071.69	288.52	2,803.10	623.84	1,133.44	2,750.96	662.28	299.18	2,510.37
Miscellaneous	4,458.43	208.10	1,065.88	1,236.83	883.06	251.20	356.43	107.80	349.13
Office Expense	11,475.17	559.00	2,146.17	476.90	566.22	1,254.33	231.94	302.56	5,938.05
Postage	38,591.53	1,198.18	8,616.43	8,964.00	4,730.15	5,210.02	2,223.50	801.45	6,847.80
Prepaid Expenses	—
Prepaid Software ABS	23,724.44								23,724.44
Professional Fees-Ordinary Course	4,585.27		25.00						4,560.27
Rent	196,106.08	9,724.77	58,823.77	39,176.78	23,876.77	20,848.58	24,229.69	4,124.31	15,301.41
Repairs & Maintenance	19,216.69	939.86	5,208.83	4,286.92	2,360.19	3,788.32	1,736.40	150.00	746.17
Roadgard	—
Seminars & Meetings	4,627.66			472.20	326.51				3,828.95
Taxes & Licenses	22,444.86	10.00		7,095.61	6,187.17	5,082.74	26.00	3,110.00	933.34
Telephone	85,383.30	3,628.83	23,103.46	18,957.48	10,950.24	8,153.75	10,439.63	678.37	9,471.54
Temporary Agency Staff	510.00		510.00
Travel	44,025.05	2,933.34	3,229.41	648.70	1,650.72	782.73	2,101.92	371.01	32,307.22
Utilities	47,958.89	2,707.61	14,242.01	10,054.70	7,784.26	6,019.20	6,389.21	761.90
Interest to Finova	—
Payroll Paid TTG	—
	2,509,669.34	108,798.42	753,052.37	591,113.17	292,812.74	282,013.52	238,305.02	16,094.29	227,479.81
Restructuring Officer	—
Insurance Renewal	31,912.69			1,539.00		223.94		30,116.00	33.75
Credit Insurance Carrier	244,762.42			92,288.22	101,827.91	50,646.29
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	47,345.04	2,521.55	17,748.43	7,882.15	4,097.77	3,542.11	1,569.90		9,983.13

Total Other Cash Disbursements	3,795,352.07	154,933.36	975,431.84	835,004.23	513,557.84	475,765.26	318,067.81	62,273.27	460,318.46

TOTAL ALL CASH DISBURSEMENTS	9,945,029.11	420,898.90	2,706,689.13	2,481,613.64	1,321,445.81	1,404,618.75	1,049,572.97	99,798.44	460,391.47

	(827,456.90)	—	—	—	—	—	—	—	(827,456.90)

Book Balance per bank rec.		—	—		—	—			(827,456.90)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	460,645.64
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$460,645.64

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208
Monthly Court Report for March-06	Case No.
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	57,952.66	11,381.71	4,544.92	6,505.78	7,400.03	6,663.77	—	—

	—
TICO Cash Collected	—
SM Cash Collected	417,123.69	47,262.44	31,452.67	50,224.24	40,430.07	40,999.19	54,855.48
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	417,123.69	47,262.44	31,452.67	50,224.24	40,430.07	40,999.19	54,855.48	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	46,716.84	(44,211.65)	(32,325.74)	(48,906.63)	(43,172.68)	(41,570.28)	366,043.42	39,746.74
	—
	—

Total Cash Receipts and Transfers	463,840.53	3,050.79	(873.07)	1,317.61	(2,742.61)	(571.09)	420,898.90	39,746.74

Cash Disbursements - Loans

Loan Proceeds Checks	250,476.49						250,476.49
Expenses related to Loans	15,489.05						15,489.05

Subtotal - Loans	265,965.54	—	—	—	—	—	265,965.54	—

Cash Disbursements - Other	—
Advertising	1,439.31						1,439.31
Bank Charges	—						—
Claims Funding*	1,184.11						1,184.11
Company Auto	216.25						216.25
Computer Costs	520.80						520.80
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	14,434.63						14,434.63
Forms & Printing	2,359.52						2,359.52
Insurance	1,260.56						1,260.56
Meals & Entertainment	288.52						288.52
Miscellaneous	208.10						208.10
Office Expense	559.00						559.00
Postage	1,198.18						1,198.18
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	9,724.77						9,724.77
Repairs & Maintenance	939.86						939.86
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	10.00						10.00
Telephone	3,628.83						3,628.83
Temporary Agency Staff	—						—
Travel	2,933.34						2,933.34
Utilities	2,707.61						2,707.61
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	148,545.16						108,798.42	39,746.74
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	2,521.55						2,521.55

Total Other Cash Disbursements	194,680.10	—	—	—	—	—	154,933.36	39,746.74

TOTAL ALL CASH DISBURSEMENTS	460,645.64	—	—	—	—	—	420,898.90	39,746.74

	61,147.55	14,432.50	3,671.85	7,823.39	4,657.42	6,092.68	—	—

Ending Bank Balance per bank rec.	61,147.55	14,432.50	3,671.85	7,823.39	4,657.42	6,092.68

	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	6,434.31	6,946.87	8,075.27		57,952.66	—	—

					—	—	—
TICO Cash Collected					—	—	—
SM Cash Collected	67,173.30	38,091.36	46,634.94		417,123.69	—	—
TIG Cash Collected					—	—	—
TPF Cash Collected					—	—	—
TCL Cash Collected					—	—	—
Other Income Collected					—	—	—

SUBTOTAL	67,173.30	38,091.36	46,634.94	—	417,123.69	—	—

					—	—	—
					—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(64,346.45)	(35,354.96)	(49,184.93)		46,716.84	—	—
					—	—	—
					—	—	—

Total Cash Receipts and Transfers	2,826.85	2,736.40	(2,549.99)	—	424,093.79	39,746.74	—

					—	—
Cash Disbursements - Loans					—	—
					—	—
Loan Proceeds Checks					250,476.49	—
Expenses related to Loans					15,489.05	—

Subtotal - Loans	—	—	—		265,965.54	—	—

					—	—
					—	—
Cash Disbursements - Other					—	—
Advertising					1,439.31	—
Bank Charges					—	—	—
Claims Funding*					1,184.11	—
Company Auto					216.25	—	—
Computer Costs					520.80	—	—
Dues And Subscriptions					—	—	—
Employee Reimbursements - collections exp					—	—
Equipment Rental					—	—	—
Fixed Assets					14,434.63	—	—
Forms & Printing					2,359.52	—	—
Insurance					1,260.56	—	—
Meals & Entertainment					288.52	—	—
Miscellaneous					208.10	—	—
Office Expense					559.00	—	—
Postage					1,198.18	—	—
Prepaid Expenses					—	—	—
Prepaid Software ABS					—	—	—
Professional Fees-Ordinary Course					—	—	—
Rent					9,724.77	—	—
Repairs & Maintenance					939.86	—	—
Roadgard					—	—	—
Seminars & Meetings					—	—	—
Taxes & Licenses					10.00	—	—
Telephone					3,628.83	—	—
Temporary Agency Staff					—	—	—
Travel					2,933.34	—	—
Utilities					2,707.61	—	—
Interest to Finova					—	—	—
Payroll Paid TTG					—	—	—
Payroll Paid SMC					108,798.42	39,746.74	—
Restructuring Officer					—	—	—
Insurance Renewal					—	—	—
Voyager Payment					—	—	—
Pre-Filing Prepays					—	—	—
Deposit to Lender					—	—	—
US Trustee					—	—	—
Bankruptcy Professionals					—	—	—
Other					2,521.55	—	—

Total Other Cash Disbursements	—	—	—		154,933.36	39,746.74	—

					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		420,898.90	39,746.74	—

	9,261.16	9,683.27	5,525.28		61,147.55	—	—

Ending Bank Balance per bank rec.	9,261.16	9,683.27	5,525.28

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	2,823,389.20
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,823,389.20

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212
Monthly Court Report for March-06	Case No. 03-13212
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	686,881.70	7,253.59	12,398.68	10,526.69	613,994.91	11,877.21	—	—

	—
TICO Cash Collected	—
SM Cash Collected	2,503,366.67	51,499.87	62,436.70	49,685.03	2,015,557.83	97,900.89	(105,701.27)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,503,366.67	51,499.87	62,436.70	49,685.03	2,015,557.83	97,900.89	(105,701.27)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	246,794.34	(52,634.08)	(65,093.77)	(52,459.58)	(2,088,924.96)	(100,199.56)	2,587,314.91	341,775.56
	—
	—

Total Cash Receipts and Transfers	2,750,161.01	(1,134.21)	(2,657.07)	(2,774.55)	(73,367.13)	(2,298.67)	2,481,613.64	341,775.56

Cash Disbursements - Loans

Loan Proceeds Checks	1,564,609.13						1,564,609.13
Expenses related to Loans	82,000.28						82,000.28

Subtotal - Loans	1,646,609.41						1,646,609.41

Cash Disbursements - Other
Advertising	8,512.31						8,512.31
Bank Charges	—
Claims Funding*	16,158.23						16,158.23
Company Auto	158.96						158.96
Computer Costs	979.98						979.98
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	3,457.25						3,457.25
Forms & Printing	12,938.93						12,938.93
Insurance	7,982.07						7,982.07
Meals & Entertainment	623.84						623.84
Miscellaneous	1,236.83						1,236.83
Office Expense	476.90						476.90
Postage	8,964.00						8,964.00
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	39,176.78						39,176.78
Repairs & Maintenance	4,286.92						4,286.92
Roadgard	—						—
Seminars & Meetings	472.20						472.20
Taxes & Licenses	7,095.61						7,095.61
Telephone	18,957.48						18,957.48
Temporary Agency Staff	—						—
Travel	648.70						648.70
Utilities	10,054.70						10,054.70
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	932,888.73						591,113.17	341,775.56
Restructuring Officer	—						—
Insurance Renewal	1,539.00						1,539.00
Voyager Payment	92,288.22						92,288.22
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	7,882.15						7,882.15

Total Other Cash Disbursements	1,176,779.79	—	—	—	—	—	835,004.23	341,775.56

TOTAL ALL CASH DISBURSEMENTS	2,823,389.20	—	—	—	—	—	2,481,613.64	341,775.56

	613,653.51	6,119.38	9,741.61	7,752.14	540,627.78	9,578.54	—	—

Book Balance per bank rec.	613,653.51	6,119.38	9,741.61	7,752.14	540,627.78	9,578.54

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	14,919.56	5,148.32	10,762.74	686,881.70	—	—	686,881.70

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	67,780.67	65,019.07	199,187.88	2,503,366.67	—	—	2,503,366.67
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	67,780.67	65,019.07	199,187.88	2,503,366.67	—	—	2,503,366.67

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(73,009.08)	(62,643.12)	(187,331.98)	(94,981.22)	341,775.56	—	246,794.34
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(5,228.41)	2,375.95	11,855.90	2,408,385.45	341,775.56	—	2,750,161.01

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,564,609.13			1,564,609.13
Expenses related to Loans				82,000.28			82,000.28

Subtotal - Loans				1,646,609.41			1,646,609.41

				—
				—
Cash Disbursements - Other				—
Advertising				8,512.31			8,512.31
Bank Charges				—	—	—	—
Claims Funding*				16,158.23			16,158.23
Company Auto				158.96	—	—	158.96
Computer Costs				979.98	—	—	979.98
Dues And Subscriptions				—	—	—	—
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				3,457.25	—	—	3,457.25
Forms & Printing				12,938.93	—	—	12,938.93
Insurance				7,982.07	—	—	7,982.07
Meals & Entertainment				623.84	—	—	623.84
Miscellaneous				1,236.83	—	—	1,236.83
Office Expense				476.90	—	—	476.90
Postage				8,964.00	—	—	8,964.00
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				39,176.78	—	—	39,176.78
Repairs & Maintenance				4,286.92	—	—	4,286.92
Roadgard				—	—	—	—
Seminars & Meetings				472.20	—	—	472.20
Taxes & Licenses				7,095.61	—	—	7,095.61
Telephone				18,957.48	—	—	18,957.48
Temporary Agency Staff				—	—	—	—
Travel				648.70	—	—	648.70
Utilities				10,054.70	—	—	10,054.70
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				591,113.17	341,775.56	—	932,888.73
Restructuring Officer				—	—	—	—
Insurance Renewal				1,539.00	—	—	1,539.00
Voyager Payment				92,288.22	—	—	92,288.22
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				7,882.15	—	—	7,882.15

Total Other Cash Disbursements	—	—	—	1,176,779.79	—	—	1,176,779.79

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,481,613.64	341,775.56	—	2,823,389.20

	9,691.15	7,524.27	22,618.64	613,653.51	—	—	613,653.51

Book Balance per bank rec.	9,691.15	7,524.27	22,618.64

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	2,374,318.02
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,374,318.02

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for March-06
FED ID# 57-1002963	Texas State Bank	Prosperity

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	425,522.24	10,513.10	10,699.83	8,192.12	14,537.07	11,593.58	19,961.71	9,157.94	5,338.23	8,601.39	118,204.78	8,241.83	8,592.99	7,118.70	8,501.27

	—
TICO Cash Collected	—
SM Cash Collected	2,976,284.82	50,249.03	60,638.54	50,368.36	61,708.13	48,075.38	71,557.96	53,985.74	36,310.01	41,153.22	698,511.81	75,890.16	44,046.49	39,158.47	42,626.89
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUB TOT- AL	2,976,284.82	50,249.03	60,638.54	50,368.36	61,708.13	48,075.38	71,557.96	53,985.74	36,310.01	41,153.22	698,511.81	75,890.16	44,046.49	39,158.47	42,626.89

	—
	—
GENERAL LEDGER DEPOSITS AND TRANS- FERS	(724,218.50)	(51,508.12)	(63,295.76)	(53,377.35)	(68,511.70)	(52,334.29)	(81,630.91)	(54,293.92)	(38,205.22)	(44,878.59)	(747,048.40)	(77,769.72)	(47,049.01)	(40,036.63)	(45,984.74)
	—					—
	—
	—
	—

Total Cash Receipts and Trans- fers	2,252,066.32	(1,259.09)	(2,657.22)	(3,008.99)	(6,803.57)	(4,258.91)	(10,072.95)	(308.18)	(1,895.21)	(3,725.37)	(48,536.59)	(1,879.56)	(3,002.52)	(878.16)	(3,357.85)

Cash Disburse- ments - Loans
Loan Proceeds Checks	1,667,365.34
Expenses related to Loans	63,891.95

Subtotal - Loans	1,731,257.29	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disburse- ments - Other
Advertising	7,124.49
Bank Charges	—
Claims Funding*	46,005.01
Company Auto	2,360.33
Computer Costs	1,565.28
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	1,566.28
Forms & Printing	15,274.05
Insurance	10,961.54
Meals & Entertainment	2,803.10
Miscellaneous	1,065.88
Office Expense	2,146.17
Postage	8,616.43
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	25.00
Rent	58,823.77
Repairs & Maintenance	5,208.83
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	23,103.46
Temporary Agency Staff	510.00
Travel	3,229.41
Utilities	14,242.01
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	17,748.43

Total Other Cash Disburse- ments	643,060.73	—	—	—	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSE- MENTS	2,374,318.02	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	303,270.54	9,254.01	8,042.61	5,183.13	7,733.50	7,334.67	9,888.76	8,849.76	3,443.02	4,876.02	69,668.19	6,362.27	5,590.47	6,240.54	5,143.42

Book Balance per bank rec.	303,270.54	9,254.01	8,042.61	5,183.13	7,733.50	7,334.67	9,888.76	8,849.76	3,443.02	4,876.02	69,668.19	6,362.27	5,590.47	6,240.54	5,143.42

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for			79921	325149301
FED ID#	1st National	1st National

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	5,076.99	16,546.41	4,777.40	5,773.81	4,090.18	14,078.31	6,948.75	10,426.83	9,931.52	3,537.81	—	—	—	7,534.72

TICO Cash Collected		—
SM Cash Collected	55,273.01	60,829.55	33,604.88	55,237.45	36,142.95	52,832.39	56,627.04	53,782.03	56,320.20	40,258.49	—	673,387.99		60,031.27
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	55,273.01	60,829.55	33,604.88	55,237.45	36,142.95	52,832.39	56,627.04	53,782.03	56,320.20	40,258.49	—	673,387.99	—	60,031.27

GENERAL LEDGER DEPOSITS AND TRANS- FERS	(56,042.18)	(68,647.79)	(32,749.15)	(50,966.92)	(34,911.76)	(57,624.45)	(54,698.60)	(57,915.24)	(57,340.30)	(37,038.28)	—	1,280,248.77	420,681.26	(59,580.56)

Total Cash Receipts and Transfers	(769.17)	(7,818.24)	855.73	4,270.53	1,231.19	(4,792.06)	1,928.44	(4,133.21)	(1,020.10)	3,220.21	—	1,953,636.76	420,681.26	450.71

Cash Disburse- ments - Loans
Loan Proceeds Checks												1,667,365.34
Expenses related to Loans												63,891.95

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	1,731,257.29	—	—

Cash Disburse- ments - Other
Advertising												7,124.49
Bank Charges		—				—	—	—	—
Claims Funding*												46,005.01
Company Auto												2,360.33
Computer Costs												1,565.28
Dues And Subscriptions												—
Employee Reimbursements - collections exp												—
Equipment Rental												—
Fixed Assets												1,566.28
Forms & Printing												15,274.05
Insurance												10,961.54
Meals & Entertainment												2,803.10
Miscellaneous												1,065.88
Office Expense												2,146.17
Postage												8,616.43
Prepaid Expenses												—
Prepaid Software ABS												—
Professional Fees-Ordinary Course												25.00
Rent												58,823.77
Repairs & Maintenance												5,208.83
Roadgard												—
Seminars & Meetings												—
Taxes & Licenses												—
Telephone												23,103.46
Temporary Agency Staff												510.00
Travel												3,229.41
Utilities												14,242.01
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												17,748.43

Total Other Cash Disburse- ments	—	—	—	—	—	—	—	—	—	—	—	222,379.47	420,681.26	—

TOTAL ALL CASH DISBURSE- MENTS	—	—	—	—	—	—	—	—	—	—	—	1,953,636.76	420,681.26	—

	4,307.82	8,728.17	5,633.13	10,044.34	5,321.37	9,286.25	8,877.19	6,293.62	8,911.42	6,758.02	—	—	—	7,985.43

Book Balance per bank rec.	4,307.82	8,728.17	5,633.13	10,044.34	5,321.37	9,286.25	8,877.19	6,293.62	8,911.42	6,758.02	—			7,985.43

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	11,017.43	4,832.23	8,900.26	14,728.48	14,196.52	33,870.05	425,522.24	—	—	425,522.24

								—	—	—
TICO Cash Collected							—	—	—	—
SM Cash Collected	59,946.50	41,961.59	49,474.04	51,314.66	57,103.28	107,877.31	2,976,284.82	—	—	2,976,284.82
TIG Cash Collected							—	—	—	—
TPF Cash Collected							—	—	—	—
TCL Cash Collected							—	—	—	—
Other Income Collected							—	—	—	—

SUBTOTAL	59,946.50	41,961.59	49,474.04	51,314.66	57,103.28	107,877.31	2,976,284.82	—	—	2,976,284.82

							—	—	—	—
							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(63,969.18)	(42,984.62)	(51,991.60)	(59,752.30)	(63,029.25)	(109,981.99)	(1,144,899.76)	420,681.26	—	(724,218.50)
							—	—	—	—
							—	—	—	—
							—	—	—	—
							—	—	—	—

Total Cash Receipts and Transfers	(4,022.68)	(1,023.03)	(2,517.56)	(8,437.64)	(5,925.97)	(2,104.68)	1,831,385.06	420,681.26	—	2,252,066.32

								—
Cash Disbursements - Loans								—
							—	—
Loan Proceeds Checks							1,667,365.34	—		1,667,365.34
Expenses related to Loans							63,891.95	—		63,891.95

Subtotal - Loans	—	—	—	—	—	—	1,731,257.29	—	—	1,731,257.29

								—
								—
Cash Disbursements - Other								—
Advertising							7,124.49	—	—	7,124.49
Bank Charges						—	—		—	—
Claims Funding*							46,005.01	—		46,005.01
Company Auto							2,360.33	—	—	2,360.33
Computer Costs							1,565.28	—	—	1,565.28
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							1,566.28	—	—	1,566.28
Forms & Printing							15,274.05	—	—	15,274.05
Insurance							10,961.54	—	—	10,961.54
Meals & Entertainment							2,803.10	—	—	2,803.10
Miscellaneous							1,065.88	—	—	1,065.88
Office Expense							2,146.17	—	—	2,146.17
Postage							8,616.43	—	—	8,616.43
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							25.00	—	—	25.00
Rent							58,823.77	—	—	58,823.77
Repairs & Maintenance							5,208.83	—	—	5,208.83
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							23,103.46	—	—	23,103.46
Temporary Agency Staff							510.00	—	—	510.00
Travel							3,229.41	—	—	3,229.41
Utilities							14,242.01	—	—	14,242.01
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	420,681.26	—	420,681.26
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
Other							17,748.43	—	—	17,748.43

Total Other Cash Disbursements	—	—	—	—	—	—	222,379.47	420,681.26	—	643,060.73

							—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	1,953,636.76	420,681.26	—	2,374,318.02

	6,994.75	3,809.20	6,382.70	6,290.84	8,270.55	31,765.37	303,270.54	—	—	303,270.54

Book Balance per bank rec.	6,994.75	3,809.20	6,382.70	6,290.84	8,270.55	31,765.37

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,562,978.95
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,562,978.95

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for March-06
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,342,912.15	1,342,912.15		1,342,912.15	—	—	1,342,912.15
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,342,912.15	1,342,912.15	—	1,342,912.15	—	—	1,342,912.15

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	220,066.80	61,706.60	158,360.20	61,706.60	158,360.20	—	220,066.80
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,562,978.95	1,404,618.75	158,360.20	1,404,618.75	158,360.20	—	1,562,978.95

Cash Disbursements - Loans
Loan Proceeds Checks	888,318.65	888,318.65		888,318.65			888,318.65
Expenses related to Loans	40,534.84	40,534.84		40,534.84			40,534.84

Subtotal - Loans	928,853.49	928,853.49	—	928,853.49	—	—	928,853.49

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	3,495.74	3,495.74		3,495.74			3,495.74
Bank Charges	—	—		—	—	—	—
Claims Funding*	54,967.79	54,967.79		54,967.79			54,967.79
Company Auto	3,608.10	3,608.10		3,608.10	—	—	3,608.10
Computer Costs	335.35	335.35		335.35	—	—	335.35
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	11,834.71	11,834.71		11,834.71	—	—	11,834.71
Forms & Printing	5,627.61	5,627.61		5,627.61	—	—	5,627.61
Insurance	5,328.27	5,328.27		5,328.27	—	—	5,328.27
Meals & Entertainment	2,750.96	2,750.96		2,750.96	—	—	2,750.96
Miscellaneous	251.20	251.20		251.20	—	—	251.20
Office Expense	1,254.33	1,254.33		1,254.33	—	—	1,254.33
Postage	5,210.02	5,210.02		5,210.02	—	—	5,210.02
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,848.58	20,848.58		20,848.58	—	—	20,848.58
Repairs & Maintenance	3,788.32	3,788.32		3,788.32	—	—	3,788.32
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	5,082.74	5,082.74		5,082.74	—	—	5,082.74
Telephone	8,153.75	8,153.75		8,153.75	—	—	8,153.75
Temporary Agency Staff	—	—		—	—	—	—
Travel	782.73	782.73		782.73	—	—	782.73
Utilities	6,019.20	6,019.20		6,019.20	—	—	6,019.20
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	440,373.72	282,013.52	158,360.20	282,013.52	158,360.20	—	440,373.72
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	223.94	223.94		223.94	—	—	223.94
Voyager Payment	50,646.29	50,646.29		50,646.29	—	—	50,646.29
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	3,542.11	3,542.11		3,542.11	—	—	3,542.11

Total Other Cash Disbursements	634,125.46	475,765.26	158,360.20	475,765.26	158,360.20	—	634,125.46

TOTAL ALL CASH DISBURSEMENTS	1,562,978.95	1,404,618.75	158,360.20	1,404,618.75	158,360.20	—	1,562,978.95

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,504,282.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,504,282.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for March-06
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	20,366.97	7,668.18	12,698.79	—	—	20,366.97	—	—	20,366.97

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,247,601.36	44,505.31	97,568.07	1,105,527.98		1,247,601.36	—	—	1,247,601.36
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,247,601.36	44,505.31	97,568.07	1,105,527.98	—	1,247,601.36	—	—	1,247,601.36

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	255,072.31	(45,665.77)	(98,016.07)	215,917.83	182,836.32	72,235.99	182,836.32	—	255,072.31
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,502,673.67	(1,160.46)	(448.00)	1,321,445.81	182,836.32	1,319,837.35	182,836.32	—	1,502,673.67

Cash Disbursements - Loans
						—
Loan Proceeds Checks	762,508.09			762,508.09		762,508.09			762,508.09
Expenses related to Loans	45,379.88			45,379.88		45,379.88			45,379.88

Subtotal - Loans	807,887.97	—	—	807,887.97	—	807,887.97	—	—	807,887.97

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	3,028.25			3,028.25		3,028.25			3,028.25
Bank Charges	—			—		—	—	—	—
Claims Funding*	7,511.69			7,511.69		7,511.69			7,511.69
Company Auto	1,935.70			1,935.70		1,935.70	—	—	1,935.70
Computer Costs	252.53			252.53		252.53	—	—	252.53
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	30,740.60			30,740.60		30,740.60	—	—	30,740.60
Forms & Printing	6,296.31			6,296.31		6,296.31	—	—	6,296.31
Insurance	4,605.61			4,605.61		4,605.61	—	—	4,605.61
Meals & Entertainment	1,133.44			1,133.44		1,133.44	—	—	1,133.44
Miscellaneous	883.06			883.06		883.06	—	—	883.06
Office Expense	566.22			566.22		566.22	—	—	566.22
Postage	4,730.15			4,730.15		4,730.15	—	—	4,730.15
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	23,876.77			23,876.77		23,876.77	—	—	23,876.77
Repairs & Maintenance	2,360.19			2,360.19		2,360.19	—	—	2,360.19
Roadgard	—			—		—	—	—	—
Seminars & Meetings	326.51			326.51		326.51	—	—	326.51
Taxes & Licenses	6,187.17			6,187.17		6,187.17	—	—	6,187.17
Telephone	10,950.24			10,950.24		10,950.24	—	—	10,950.24
Temporary Agency Staff	—			—		—	—	—	—
Travel	1,650.72			1,650.72		1,650.72	—	—	1,650.72
Utilities	7,784.26			7,784.26		7,784.26	—	—	7,784.26
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	475,649.06			292,812.74	182,836.32	292,812.74	182,836.32	—	475,649.06
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	101,827.91			101,827.91		101,827.91	—	—	101,827.91
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	4,097.77			4,097.77		4,097.77	—	—	4,097.77

Total Other Cash Disbursements	696,394.16	—	—	513,557.84	182,836.32	513,557.84	182,836.32	—	696,394.16

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,504,282.13	—	—	1,321,445.81	182,836.32	1,321,445.81	182,836.32	—	1,504,282.13

	18,758.51	6,507.72	12,250.79	—	—	18,758.51	—	—	18,758.51

Book Balance per bank rec.	18,758.51	6,507.72	12,250.79

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,164,113.51
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,164,113.51

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for March-06
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	79,145.68	8,082.76	—	—	—	71,062.92	79,145.68	—	—	79,145.68

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,072,342.24	40,568.73	—	367,714.35		664,059.16	1,072,342.24	—	—	1,072,342.24
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,072,342.24	40,568.73	—	367,714.35	—	664,059.16	1,072,342.24	—	—	1,072,342.24

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	94,809.27	(39,856.15)	—	681,858.62	114,540.54	(661,733.74)	(19,731.27)	114,540.54	—	94,809.27
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,167,151.51	712.58	—	1,049,572.97	114,540.54	2,325.42	1,052,610.97	114,540.54	—	1,167,151.51

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	700,632.09			700,632.09			700,632.09			700,632.09
Expenses related to Loans	30,873.07			30,873.07			30,873.07			30,873.07

Subtotal - Loans	731,505.16	—	—	731,505.16	—	—	731,505.16	—	—	731,505.16

							—
							—
Cash Disbursements - Other							—
Advertising	3,042.84			3,042.84			3,042.84			3,042.84
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	16,900.87			16,900.87			16,900.87			16,900.87
Company Auto	573.16			573.16			573.16	—	—	573.16
Computer Costs	501.77			501.77			501.77	—	—	501.77
Dues And Subscriptions	300.00			300.00			300.00	—	—	300.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	5,192.40			5,192.40			5,192.40	—	—	5,192.40
Insurance	3,284.85			3,284.85			3,284.85	—	—	3,284.85
Meals & Entertainment	662.28			662.28			662.28	—	—	662.28
Miscellaneous	356.43			356.43			356.43	—	—	356.43
Office Expense	231.94			231.94			231.94	—	—	231.94
Postage	2,223.50			2,223.50			2,223.50	—	—	2,223.50
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	24,229.69			24,229.69			24,229.69	—	—	24,229.69
Repairs & Maintenance	1,736.40			1,736.40			1,736.40	—	—	1,736.40
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	26.00			26.00			26.00	—	—	26.00
Telephone	10,439.63			10,439.63			10,439.63	—	—	10,439.63
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,101.92			2,101.92			2,101.92	—	—	2,101.92
Utilities	6,389.21			6,389.21			6,389.21	—	—	6,389.21
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	352,845.56			238,305.02	114,540.54		238,305.02	114,540.54	—	352,845.56
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	1,569.90			1,569.90			1,569.90	—	—	1,569.90

Total Other Cash Disbursements	432,608.35	—	—	318,067.81	114,540.54	—	318,067.81	114,540.54	—	432,608.35

							—

TOTAL ALL CASH DISBURSEMENTS	1,164,113.51	—	—	1,049,572.97	114,540.54	—	1,049,572.97	114,540.54	—	1,164,113.51

	82,183.68	8,795.34	—	—	—	73,388.34	82,183.68	—	—	82,183.68

Book Balance per bank rec.	82,183.68	8,795.34	—			73,388.34

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	582,617.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$582,617.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for March-06
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(497,478.64)	103,501.75	459,448.54	(1,006,322.72)	(54,106.21)	(497,478.64)	—	—	(497,478.64)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,146,220.07		1,146,220.07		—	1,146,220.07	—	—	1,146,220.07
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	221.75	221.75				221.75	—	—	221.75

SUBTOTAL	1,146,441.82	221.75	1,146,220.07	—	—	1,146,441.82	—	—	1,146,441.82

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(545,160.91)		(1,189,468.74)	639,257.29	5,050.54	(550,211.45)	5,050.54	—	(545,160.91)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	601,280.91	221.75	(43,248.67)	639,257.29	5,050.54	596,230.37	5,050.54	—	601,280.91	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	73.01			73.01		73.01			73.01

Subtotal - Loans	73.01	—	—	73.01	—	73.01	—	—	73.01

Cash Disbursements - Other	—					—
Advertising	16,830.94			16,830.94		16,830.94			16,830.94
Bank Charges	27.00			27.00		27.00	—	—	27.00
Claims Funding*	6,324.50			6,324.50		6,324.50			6,324.50
Company Auto	4,619.07			4,619.07		4,619.07	—	—	4,619.07
Computer Costs	3,804.16			3,804.16		3,804.16	—	—	3,804.16
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,658.02			3,658.02		3,658.02	—	—	3,658.02
Fixed Assets	48,407.98			48,407.98		48,407.98	—	—	48,407.98
Forms & Printing	30,686.53			30,686.53		30,686.53	—	—	30,686.53
Insurance	1,944.88			1,944.88		1,944.88	—	—	1,944.88
Meals & Entertainment	2,510.37			2,510.37		2,510.37	—	—	2,510.37
Miscellaneous	349.13			349.13		349.13	—	—	349.13
Office Expense	5,938.05			5,938.05		5,938.05	—	—	5,938.05
Postage	6,847.80			6,847.80		6,847.80	—	—	6,847.80
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	23,724.44			23,724.44		23,724.44	—	—	23,724.44
Professional Fees-Ordinary Course	4,560.27			4,560.27		4,560.27	—	—	4,560.27
Rent	15,301.41			15,301.41		15,301.41	—	—	15,301.41
Repairs & Maintenance	746.17			746.17		746.17	—	—	746.17
Roadgard	—			—		—	—	—	—
Seminars & Meetings	3,828.95			3,828.95		3,828.95	—	—	3,828.95
Taxes & Licenses	933.34			933.34		933.34	—	—	933.34
Telephone	9,471.54			9,471.54		9,471.54	—	—	9,471.54
Temporary Agency Staff	—			—		—	—	—	—
Travel	32,307.22			32,307.22		32,307.22	—	—	32,307.22
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	349,705.34			227,479.81	122,225.53	227,479.81	122,225.53	—	349,705.34
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	33.75			33.75		33.75	—	—	33.75
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	9,983.13			9,983.13		9,983.13	—	—	9,983.13

Total Other Cash Disbursements	582,543.99	—	—	460,318.46	122,225.53	460,318.46	122,225.53	—	582,543.99

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	582,617.00	—	—	460,391.47	122,225.53	460,391.47	122,225.53	—	582,617.00

	(478,814.73)	103,723.50	416,199.87	(827,456.90)	(171,281.20)	(361,639.74)	(117,174.99)	—	(478,814.73)

Book Balance per bank rec.	(478,814.73)	103,723.50	416,199.87	(827,456.90)	(171,281.20)
		—		—
			—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case #03-13207	Case No. 03-13207
Monthly Court Report for March-06
FED ID# 57-1013036

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period March-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for March-06
FED ID# 57-1096371

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period March-06

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period March-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest	earned on cash accumulated during the chapter 1 case, which would not have been earned but for the
bankruptcy	proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

3/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,216,154	—	—	3,216,154	66.1%	—	3,216,154	65.6%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	521,811	—	—	521,811	10.7%	—	521,811	10.6%
Late Charges	—	—	—	297,472	—	—	297,472	6.1%	—	297,472	6.1%

Total Interest Income	—	—	—	4,035,437	—	—	4,035,437	82.9%	—	4,035,437	82.3%
Interest Expense	—	—	—	197,940	177,347	—	375,287	7.7%	—	375,287	7.7%

Net Interest Income	—	—	—	3,837,497	(177,347)	—	3,660,150	75.2%	—	3,660,150	74.7%
Provision for Loan Losses
P&L Recoveries	—	—	—	(54,491)	—	—	(54,491)	-1.1%	43	(54,448)	-1.1%
Reserves	—	—	—	(405,978)	—	—	(405,978)	-8.3%	—	(405,978)	-8.3%
Cash	—	—	—	886,575	—	—	886,575	18.2%	—	886,575	18.1%

Total Provision	—	—	—	426,107	—	—	426,107	8.8%	43	426,150	8.7%
Net Interest included Provision	—	—	—	3,411,390	(177,347)	—	3,234,043		(43)	3,234,000
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	403,484	—	—	403,484	8.3%	7,173	410,657	8.4%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	27,980	—	—	27,980	0.6%	—	27,980	0.6%
Other Income	—	—	—	368,760	31,257	—	400,017	8.2%	27,104	427,121	8.7%

Total Direct Income	—	—	—	800,223	31,257	—	831,481	17.1%	34,277	865,758	17.7%
Total Revenue	—	—	—	4,835,660	31,257	—	4,866,918	100.0%	34,277	4,901,195	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,384,450	34,819	—	1,419,269	29.2%	—	1,419,269	29.0%
Commissions/Bonus	—	—	—	334,332	—	—	334,332	6.9%	—	334,332	6.8%
Benefits	—	—	—	212,751	1,853	—	214,603	4.4%	—	214,603	4.4%
Taxes	—	—	—	186,287	3,771	—	190,058	3.9%	—	190,058	3.9%
Other	—	—	—	3,362	—	—	3,362	0.1%	—	3,362	0.1%

Total Personnel	—	—	—	2,121,182	40,442	—	2,161,624	44.4%	—	2,161,624	44.1%
Building
Rent	—	—	—	194,301	3,684	—	197,984	4.1%	—	197,984	4.0%
Utilities	—	—	—	47,764	455	—	48,220	1.0%	—	48,220	1.0%
Depreciation	—	—	—	55,617	2,914	—	58,532	1.2%	3,453	61,984	1.3%
Other	—	—	—	22,839	—	—	22,839	0.5%	—	22,839	0.5%

Total Building	—	—	—	320,522	7,053	—	327,575	6.7%	3,453	331,028	6.8%
Telecommunications
Telephone	—	—	—	91,254	1,418	—	92,673	1.9%	(3,175)	89,498	1.8%
Computers	—	—	—	47,842	35,908	—	83,750	1.7%	—	83,750	1.7%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	139,097	37,326	—	176,423	3.6%	(3,175)	173,248	3.5%
Advertising	—	—	—	179,702	—	—	179,702	3.7%	—	179,702	3.7%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	6,427	6,427	0.1%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	50,450	686,137	—	736,587	15.1%	—	736,587	15.0%
Collection Expense	—	—	—	2,715	—	—	2,715	0.1%	437	3,152	0.1%
Travel	—	—	—	119,868	—	—	119,868	2.5%	—	119,868	2.4%
Office Expense	—	—	—	149,147	1,676	—	150,823	3.1%	—	150,823	3.1%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	4,404	—	—	4,404	0.1%	—	4,404	0.1%
Taxes & Licenses	—	—	—	18,576	625	—	19,201	0.4%	—	19,201	0.4%
Other	—	—	—	70,870	148,185	—	219,054	4.5%	746	219,800	4.5%

Total Other Expense	—	—	—	242,997	150,486	—	393,483	8.1%	746	394,229	8.0%

Total Direct Expense	—	—	—	3,800,580	1,098,791	—	4,899,371	100.7%	7,931	4,907,303	100.1%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	1,035,080	(1,067,534)	—	(32,453)	-0.7%	26,346	(6,107)	-0.1%

Income Tax (34%)	—	—	—	220,324	—	—	220,324	4.5%	—	220,324	4.5%

Net Income	—	—	—	814,756	(1,067,534)	—	(252,778)	-5.2%	26,346	(226,432)	-4.6%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru March 31, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	90,655,214	36	—	91,033,796	69.0%	10,166,085	101,199,881	78.8%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.9%
Fee Income	226,383	105,384	—	11,543,730	—	—	11,875,496	9.0%	51,566	11,927,063	9.3%
Late Charges	149,281	—	—	7,259,313	—	—	7,408,594	5.6%	1,064,348	8,472,942	6.6%

Total Interest Income	741,283	118,310	—	109,458,257	36	—	110,317,886	83.6%	14,957,402	125,275,288	97.6%
Interest Expense	113,794	52,912	0	4,977,284	5,878,138	—	11,022,127	8.4%	3,252,426	14,274,554	11.1%

Net Interest Income	627,489	65,398	(0)	104,480,973	(5,878,101)	—	99,295,759	75.3%	11,704,976	111,000,734	86.4%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,431,268)	—	—	(1,440,764)	-1.1%	(2,477,447)	(3,918,210)	-3.1%
Reserves	—	(20,000)	—	(1,934,429)	—	—	(1,954,429)	-1.5%	(7,657,559)	(9,611,987)	-7.5%
Cash	557,239	64,134	4,612	28,032,139	—	—	28,658,124	21.7%	21,309,765	49,967,888	38.9%

Total Provision	547,854	44,024	4,612	24,666,442	—	—	25,262,931	19.2%	11,174,759	36,437,690	28.4%
Net Interest included Provision	79,635	21,375	(4,612)	79,814,530	(5,878,101)	—	74,032,827		530,217	74,563,044
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	13,483,063	—	—	13,483,063	10.2%	1,588,480	15,071,544	11.7%
Insurance Commissions	—	—	3,223,179	(1,251,389)	—	—	1,971,790	1.5%	69,787	2,041,576	1.6%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.3%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	849,824	—	—	850,720	0.6%	—	850,720	0.7%
Other Income	—	256,832	2,042,382	1,911,073	1,063,495	—	5,273,782	4.0%	(20,501,400)	(15,227,618)	-11.9%

Total Direct Income	—	256,832	5,266,457	14,992,571	1,063,495	—	21,579,355	16.4%	(18,454,610)	3,124,745	2.4%
Total Revenue	741,283	375,142	5,266,457	124,450,828	1,063,531	—	131,897,241	100.0%	(3,497,208)	128,400,033	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	36,366,432	2,172,444	—	40,355,564	30.6%	5,116,963	45,472,528	35.4%
Commissions/Bonus	—	58,213	366,715	6,385,230	302,445	—	7,112,602	5.4%	481,502	7,594,104	5.9%
Benefits	6,989	12,842	142,412	4,234,787	97,705	—	4,494,734	3.4%	451,031	4,945,765	3.9%
Taxes	6,914	15,553	159,820	3,919,949	185,377	—	4,287,613	3.3%	576,977	4,864,590	3.8%
Other	—	—	66,338	246,945	83,006	—	396,289	0.3%	130,096	526,384	0.4%

Total Personnel	100,067	259,140	2,293,278	51,153,342	2,840,976	—	56,646,803	42.9%	6,756,569	63,403,372	49.4%
Building
Rent	392	9,889	184,677	5,104,879	255,126	—	5,554,963	4.2%	878,197	6,433,159	5.0%
Utilities	—	216	40,071	1,163,522	47,390	—	1,251,199	0.9%	152,604	1,403,803	1.1%
Depreciation	40,494	2,445	84,488	1,744,137	359,624	—	2,231,189	1.7%	613,295	2,844,484	2.2%
Other	428	257	—	360,155	12,079	—	372,918	0.3%	109,340	482,258	0.4%

Total Building	41,314	12,806	309,236	8,372,693	674,219	—	9,410,269	7.1%	1,753,436	11,163,704	8.7%
Telecommunications
Telephone	6,010	6,411	89,222	2,454,249	177,566	—	2,733,458	2.1%	390,697	3,124,155	2.4%
Computers	27,156	3,315	80,347	955,744	304,864	—	1,371,425	1.0%	380,097	1,751,522	1.4%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	91,889	484,297	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	3,760,957	506,010	—	4,496,740	3.4%	863,382	5,360,122	4.2%
Advertising	—	113	43,816	3,578,935	4,720	—	3,627,584	2.8%	163,736	3,791,319	3.0%
Reinsurance Claims Expense	—	—	—	1,379,265	—	—	1,379,265	1.0%	1,570,059	2,949,324	2.3%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	573,114	36,090,551	—	36,711,941	27.8%	97,227	36,809,168	28.7%
Collection Expense	1,860	51	—	48,237	—	—	50,148	0.0%	678,218	728,366	0.6%
Travel	—	6,620	24,540	2,619,816	127,780	—	2,778,757	2.1%	207,618	2,986,375	2.3%
Office Expense	23,071	3,158	52,550	3,071,731	247,773	—	3,398,283	2.6%	485,714	3,883,997	3.0%
Entertainment	—	68	—	118,997	35	—	119,101	0.1%	126	119,227	0.1%
Amortization	—	—	101,806	365,582	—	—	467,388	0.4%	12,568,082	13,035,470	10.2%
Taxes & Licenses	5,636	3,405	20,599	727,095	82,821	—	839,557	0.6%	202,096	1,041,653	0.8%
Other	1,326	29,298	567,361	2,719,340	96,037	—	3,413,362	2.6%	2,294,491	5,707,853	4.4%

Total Other Expense	30,033	35,930	742,315	7,002,745	426,667	—	8,237,691	6.2%	15,550,509	23,788,200	18.5%

Total Direct Expense	871,340	431,143	3,639,880	108,132,831	46,549,061	—	159,624,256	121.0%	42,485,971	202,110,227	157.4%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,611,480	16,296,139	(45,406,078)	—	(27,684,518)	-21.0%	(46,025,675)	(73,710,194)	-57.4%
Income Tax (34%)	—	—	66,684	6,242,490	5,481,666	—	11,790,840	8.9%	(6,674,996)	5,115,844	4.0%

Net Income	(130,057)	(56,002)	1,544,796	10,053,649	(50,887,744)	—	(39,475,359)	-29.9%	(39,350,680)	(78,826,038)	-61.4%

Income Statement YTD

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period March-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately

from	postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period March-06

BALANCE SHEET

The	Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately
from	postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is

segregated	into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

3/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued		Total Disc. Ops	Total Company
								Operations TICO	Reinsurance
Assets
Cash/Investments	—	—	—	937,189	14,107,559	—	15,044,748	(1,673)	—	(1,673)	15,043,075
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	66,342,876	—	—	66,342,876	3,675	—	3,675	66,346,551
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(11,487,526)	—	—	(11,487,526)	—	—	—	(11,487,526)
Loss Reserve	—	—	—	(7,425,455)	(10,000)	—	(7,435,455)	(66,128)	—	(66,128)	(7,501,583)
Unearned Insurance	—	—	—	(1,002,942)	—	—	(1,002,942)	(2,043,511)	(698,604)	(2,742,115)	(3,745,057)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	5,880,335	498,627	—	6,378,962	419,242	—	419,242	6,798,204
Accumulated Depreciation	—	—	—	(4,131,110)	(436,685)	—	(4,567,796)	(378,765)	—	(378,765)	(4,946,560)
Accounts Receivable	73,260	—	(102)	297,307	8,921	—	379,386	414,101	(19,488)	394,613	773,999
Repossessed Automobiles	—	—	—	—	—	—	—	87,828	—	87,828	87,828
Intercompany Balance	561,880	57,761	(3,410,817)	(25,046,582)	69,273,310	(6,248,675)	35,186,878	(45,951,825)	9,588,090	(36,363,735)	(1,176,857)
Goodwill	—	—	—	17,970,045	—	—	17,970,045	—	—	—	17,970,045
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(126,116)	—	—	(126,116)	—	—	—	(126,116)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	241,458	241,458	241,458
Prepaid Assets	—	—	—	937,748	4,281	—	942,029	7,341	—	7,341	949,370
Other Assets	—	—	—	588,597	6,887,591	—	7,476,188	1,647	79,389	81,036	7,557,223

Total Assets	635,140	57,761	(3,410,919)	43,734,366	114,691,212	(18,409,595)	137,297,965	(47,508,069)	9,190,846	(38,317,223)	98,980,741
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	5,819,363	—	5,820,872	32,347	—	32,347	5,853,219
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	951,788	46,293	—	1,017,367	493,774	3,338,245	3,832,018	4,849,386
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	4,691,537	(18,000)	—	4,673,537	—	124,370	124,370	4,797,907
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	1,931,727	74,289	—	2,008,350	29,159	8,171	37,330	2,045,680
Other Liabilities	296,174	—	—	58,124	41,261	—	395,559	62,776	210,092	272,867	668,426

Total Liabilities	302,744	1,509	82,789	7,633,177	162,756,815	—	170,777,034	2,514,427	3,898,274	6,412,700	177,189,734
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,404,493)	(19,187,192)	(40,569,034)	(49,979,339)	5,066,823	(44,912,516)	(85,481,550)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	1,750,075	(3,130,061)	—	(1,379,986)	(43,156)	225,749	182,592	(1,197,393)

Total Stockholders’ Equity	332,396	56,252	(3,493,708)	36,101,189	(48,065,603)	(18,409,595)	(33,479,069)	(50,022,495)	5,292,572	(44,729,923)	(78,208,993)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,410,919)	43,734,366	114,691,212	(18,409,595)	137,297,965	(47,508,069)	9,190,846	(38,317,223)	98,980,741

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period March 31, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$178,249.51	$178,249.51	Bi-Weekly	EFT	0
FICA-Employee	0	$215,330.59	$215,330.59	Bi-Weekly	EFT	0
FICA-Employer	0	$215,330.59	$215,330.59	Bi-Weekly	EFT	0
Unemployment	0	$12,941.15	$12,941.15	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$621,851.84	$621,851.84	$0.00		$0.00

State and Local
Withholding	0	$55,411.90	$55,411.90	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$51,681.29	$51,681.29	Bi-Weekly		0
Real Property	0	$19,415.84	$19,415.84
Personal Property	0	346.48	$346.48
Other:	0	186,065.42	$186,065.42			0

Total State and Local Taxes	$0.00	$312,920.93	$312,920.93	$0.00		$0.00

TOTAL TAXES		$934,772.77	$934,772.77			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for March-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	49,663.26	12,826.25	36,837.01
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	49,663.26	12,826.25	36,837.01

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	52,784.01	12,826.25	39,957.76
Employee Witholding of Insurance/etc	(3,120.75)		(3,120.75)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	49,663.26	12,826.25	36,837.01

	0.00	0.00	0.00

			0.00

PAYROLL	- THE THAXTON GROUP

	Period Ending 3/3/2006	Period Ending 3/17/2006	Period Ending 3/31/2006	Total
Corporate
Salary expense	$12,186.92	$12,186.92	$12,186.92	$36,560.76
FICA/FUTA/SUTA	$1,003.10	$957.51	$930.17	$2,890.78
401(k) match	$168.74	$168.74	$168.74	$506.22
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$13,358.76	$13,313.17	$13,285.83	$39,957.76
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$3,883.23	$3,883.23	$3,883.23	$11,649.69
FICA/FUTA/SUTA	$295.94	$292.08	$292.08	$880.10
401(k) match	$98.82	$98.82	$98.82	$296.46
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,277.99	$4,274.13	$4,274.13	$12,826.25
Period Total	$17,636.75	$17,587.30	$17,559.96	$52,784.01
401(k) payable	$(844.98)	$(844.98)	$(844.98)	$(2,534.94)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$(25.86)	$(77.58)
Cancer insurance	$(13.46)	$(13.46)	$(13.46)	$(40.38)
Life insurance	$(9.28)	$(9.28)	$(9.28)	$(27.84)
Contingent health liability	$(146.67)	$(146.67)	$(146.67)	$(440.01)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$16,596.50	$16,547.05	$16,519.71	$49,663.26
	$(1,040.25)	$(1,040.25)	$(1,040.25)	$(3,120.75)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$10,944.65	$10,944.63	$10,944.62	$32,833.90
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,235.02	$2,235.02	$2,235.02	$6,705.06
EE SS Tax	$990.57	$990.59	$990.59	$2,971.75
ER SS Tax	$990.58	$990.58	$990.58	$2,971.74
EE Med Tax	$231.67	$231.67	$231.68	$695.02
ER Med Tax	$231.67	$231.67	$231.67	$695.01
State/local Tax	$895.55	$895.55	$895.55	$2,686.65
Futa	$21.94	$7.81		$29.75
Suta	$54.85	$19.53		$74.38
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$16,596.50	$16,547.05	$16,519.71	$49,663.26

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,040.25	$1,040.25	$1,040.25	$3,120.75

PAYROLL - TICO

	Period Ending 3/3/2006	Period Ending 3/17/2006	Period Ending 3/31/2006	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$3,883.23	$11,649.69
FICA/FUTA/SUTA	$295.94	$292.08	$292.08	$880.10
401(k) match	$98.82	$98.82	$98.82	$296.46
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,277.99	$4,274.13	$4,274.13	$12,826.25
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,277.99	$4,274.13	$4,274.13	$12,826.25

THE THAXTON GROUP	Wachovia # 2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL	2079900431038
Wachovia	540439122
Monthly Court Report for March-06	2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(54,106.21)	—	—	—	—	—		(54,106.21)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,262,991.16	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	5,050.54
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,262,991.16	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	5,050.54

Cash Disbursements - Loans
Gross Wages	2,120,246.89	267,512.93	224,677.87	97,184.07	13,665.91	559,333.63	249,646.67	708,225.81
Federal Tax	190,699.19	24,170.68	20,934.18	7,476.82	954.62	51,868.69	17,289.56	68,004.64
SS Tax	128,509.16	16,242.50	13,528.46	5,933.27	843.44	33,849.42	15,076.78	43,035.29
Med Tax	30,054.68	3,798.68	3,163.94	1,387.63	197.24	7,916.44	3,525.96	10,064.79
EIC	(68.28)	—	—	—	—	(68.28)	—	—
State Tax	52,582.51	11,564.08	530.86	3,651.00	558.31	25,764.10	10,371.42	142.74
Advance	850.00	750.00	—	—	—	—	—	100.00
Mileage	(35,954.35)	(4,903.02)	(4,346.51)	(1,716.78)	(223.82)	(8,383.42)	(5,904.14)	(10,476.66)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	3,056.65	—	20.00	—	—	—	—	3,036.65
STD	2,623.19	240.99	235.45	135.73	—	662.53	351.29	997.20
Medical	34,321.31	4,357.31	4,871.73	1,118.74	39.00	9,121.71	4,269.40	10,543.42
401K Loans	6,551.23	735.75	—	120.75	—	1,339.27	317.34	4,038.12
401K Deducts	21,693.73	2,390.55	1,158.96	1,638.07	—	6,441.86	499.39	9,564.90
AHL Dental	8,516.54	1,071.56	1,071.60	279.32	23.10	2,520.80	1,266.24	2,283.92
AHL Cancer	1,528.06	124.18	97.14	87.96	—	451.06	229.82	537.90
AHL Life	4,484.57	548.04	481.51	181.59	5.10	1,175.11	724.02	1,369.20
Flex Med	2,254.58	—	436.54	—	—	783.07	611.52	423.45
Dep Care	997.17	—	—	—	—	652.17	—	345.00
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	122.00	14.00	16.50	6.00	—	25.50	21.00	39.00
Garnishment	970.94	280.53	241.49	—	—	272.26	—	176.66
Bankrpc	2,260.00	195.00	—	2,065.00	—	—	—	—
Child support	8,219.28	610.00	1,036.06	585.41	—	1,462.64	1,476.82	3,048.35
Tax Levy	801.70	—	481.28	—	—	320.42	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	465,073.86	62,190.83	43,959.19	22,950.51	2,396.99	136,175.35	50,126.42	147,274.57
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	15,476.93	1,085.53	1,758.83	2,650.41	—	2,055.32	1,476.82	3,225.01
Federal Tax	258,703.83	24,170.68	20,934.18	7,476.82	954.62	51,868.69	17,289.56	68,004.64
EE SS Tax	171,544.45	16,242.50	13,528.46	5,933.27	843.44	33,849.42	15,076.78	43,035.29
ER SS Tax	171,544.61	16,242.51	13,528.45	5,933.28	843.44	33,849.42	15,076.77	43,035.37
EE Med Tax	40,119.47	3,798.68	3,163.94	1,387.63	197.24	7,916.44	3,525.96	10,064.79
ER Med Tax	40,119.23	3,798.65	3,163.92	1,387.62	197.26	7,916.37	3,525.97	10,064.72
State Tax	52,725.25	11,564.08	530.86	3,651.00	558.31	25,764.10	10,371.42	142.74
Futa	12,911.40	1,259.95	1,017.30	433.66	93.96	2,403.47	1,328.46	3,187.30
Suta	51,606.91	8,995.58	2,831.28	940.64	341.88	8,917.55	4,880.70	12,349.64
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(171,281.20)	—	—	—	—	—	—	(171,281.20)

Book Balance per bank rec.	(171,281.20)		—		—	—		(171,281.20)
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period March-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$65,590,174
Plus Amounts billed during the period	$11,458,553
Sold Receivables during month
Less Amounts collected during the period	$(10,705,851)
Total Accounts Receivable at the end of the reporting period	$66,342,876

Amount
Accounts Receivable Aging
0-30 days old	$63,126,116
31-60 days old	$1,226,488
61-90 days old	$787,355
91+ days old	$1,202,917
Total Accounts Receivable	$66,342,876
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$66,342,876

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 03/31/2006

Aged Accounts Receivable

(Gross Balance as of 03/31/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$61,129,802	$61,129,802	$—	$—	$—
Potential (1-30)	$1,996,315	$1,996,315	$—	$—	$—
31-60 Days	$1,226,488	$1,226,488	$—	$—	$—
61-90 Days	$787,355	$787,355	$—	$—	$—
91 and Over	$1,202,917	$1,202,917	$—	$—	$—
Total Delinquency	$5,213,075	$5,213,075	$—	$—	$—
Total Gross Receivables	$66,342,876	$66,342,876	$—	$—	$—
Post Accounts Payable
(As of 03/31/06)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED

Monthly Court Report for Mar-06

			HOLDING COMPANY	HOLDING COMPANY					HOLDING GOMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	69,604,606.63	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(27,880,357.45)	(45,982,124.18)
Cash Transfers between companies	0.00		(375,475.38)							370,265.65	5,209.73
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(128,235.09)							128,671.59	(436.50)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		197,940.25							(197,940.25)
Payroll	—
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—		(25,525.78)								25,525.78
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 03/31/06	(0.00)	6,248,675.00	69,273,310.63	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(27,579,360.46)	(45,951,825.17)

	(0.00)	6,248,675.00	69,273,310.63	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(27,579,360.46)	(45,951,825.17)

Balance Sheet - March 31, 2006	—	6,248,675.00	69,273,310.00			(3,410,817.00)	57,761.00	561,880.00		(27,579,361.00)	(45,951,825.00)